UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 10, 2010

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-154975	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on November 12, 2009, TNP Strategic Retail Operating Partnership, LP (the “Operating Partnership”), a Delaware limited partnership and subsidiary of TNP Strategic Retail Trust, Inc., entered into a revolving credit agreement (the “Existing Credit Agreement”) with KeyBank National Association (“KeyBank”), as administrative agent for itself and the other lenders named in the Existing Credit Agreement, to establish a revolving credit facility with a maximum aggregate borrowing capacity of up to $15,000,000. On November 10, 2010, KeyBank, the Operating Partnership and the other parties to the Existing Credit Agreement entered into the Fifth Omnibus Amendment and Reaffirmation of Loan Documents pursuant to which the November 12, 2010 maturity date of the Existing Credit Agreement was extended to December 10, 2010. On December 10, 2010, KeyBank, the Operating Partnership and the other parties to the Existing Credit Agreement entered into the Sixth Omnibus Amendment and Reaffirmation of Loan Documents which further extended the maturity date of the Existing Credit Agreement to December 17, 2010.

The material terms of the Sixth Omnibus Amendment and Reaffirmation of Loan Documents is qualified in its entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Sixth Omnibus Amendment and Reaffirmation of Loan Documents, dated as of December 10, 2010, by and between TNP Strategic Retail Operating Partnership, LP, TNP Strategic Retail Trust, Inc., Thompson National Properties, LLC, Anthony W. Thompson, TNP SRT Northgate Plaza Tucson Holdings, LLC, TNP SRT San Jacinto, LLC and KeyBank National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: December 16, 2010	By:	/S/ CHRISTOPHER S. CAMERON
Christopher S. Cameron
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sixth Omnibus Amendment and Reaffirmation of Loan Documents, dated as of December 10, 2010, by and between TNP Strategic Retail Operating Partnership, LP, TNP Strategic Retail Trust, Inc., Thompson National Properties, LLC, Anthony W. Thompson, TNP SRT Northgate Plaza Tucson Holdings, LLC, TNP SRT San Jacinto, LLC and KeyBank National Association